UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2018

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on September 5, 2018, in anticipation of Pebblebrook Hotel Trust (“Pebblebrook”) entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 6, 2018, by and among Pebblebrook, Pebblebrook Hotel, L.P. (the “Operating Partnership”), Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P., Pebblebrook and each of its executive officers, Jon E. Bortz, Raymond D. Martz and Thomas C. Fisher, entered into a waiver agreement (collectively, the “Waiver Agreements”). Pursuant to each executive officer’s Waiver Agreement, the executive officer agreed that the mergers contemplated by the Merger Agreement shall be deemed not to be a “Change in Control” as defined in the executive’s change in control severance agreement and each of the executive’s outstanding compensatory equity award agreements (as listed below, collectively, the “Subject Agreements”). As a result of entering into the Waiver Agreements, each executive officer has waived (i) the payment of any amounts of cash due to the executive and (ii) the acceleration of vesting of any unvested performance units, common shares or LTIP Class B Units, in each case pursuant to the Subject Agreements as a result of or in connection with the occurrence of the mergers contemplated by the Merger Agreement.
The Subject Agreements are as follows, each of which is between Pebblebrook and each of Messrs. Bortz, Martz and Fisher unless otherwise noted:

1.
Change in Control Severance Agreement, dated December 14, 2009 (Mr. Bortz and Mr. Martz), which was filed with the SEC by Pebblebrook as Exhibit 10.4 to Pebblebrook’s Annual Report on Form 10-K on March 24, 2010;

2.	Change in Control Severance Agreement, dated March 5, 2010 (Mr. Fisher), which was filed with the SEC by Pebblebrook as Exhibit 10.4 to Pebblebrook’s Annual Report on Form 10-K on March 24, 2010;

3.
Performance Unit Retention Award Agreement, dated December 13, 2013, the form of which was filed with the SEC by Pebblebrook as Exhibit 10.2 to Pebblebrook’s Current Report on Form 8-K on December 17, 2013;

4.	LTIP Class B Unit Vesting Agreement, dated December 13, 2013, the form of which was filed with the SEC by Pebblebrook as Exhibit 10.1 to Pebblebrook’s Current Report on Form 8-K on December 17, 2013;

5.	Share Award Agreement, dated April 4, 2016, the form of which was filed with the SEC by Pebblebrook as Exhibit 10.3 to Pebblebrook’s Quarterly Report on Form 10-Q filed on April 26, 2012;

6.	Share Award Agreement, dated March 17, 2017, the form of which was filed with the SEC by Pebblebrook as Exhibit 10.3 to Pebblebrook’s Quarterly Report on Form 10-Q filed on April 26, 2012;

7.	Share Award Agreement, dated March 16, 2018, the form of which was filed with the SEC by Pebblebrook as Exhibit 10.3 to Pebblebrook’s Quarterly Report on Form 10-Q filed on April 26, 2012;

8.
Performance Unit Award Agreement, dated February 10, 2016, the form of which was filed with the SEC by Pebblebrook as Exhibit 10.1 to Pebblebrook’s Quarterly Report on Form 10-Q filed on April 23, 2015;

9.
Performance Unit Award Agreement, dated February 15, 2017, the form of which was filed with the SEC by Pebblebrook as Exhibit 10.1 to Pebblebrook’s Quarterly Report on Form 10-Q filed on April 23, 2015; and

10.
Performance Unit Award Agreement, dated February 14, 2018 the form of which was filed with the SEC by Pebblebrook as Exhibit 10.1 to Pebblebrook’s Quarterly Report on Form 10-Q filed on April 23, 2015.

The foregoing description of the Waiver Agreements is not complete. The Waiver Agreements were filed as Exhibits 10.1, 10.2 and 10.3 to the Current Report on Form 8-K filed with the SEC by Pebblebrook on September 7, 2018, which exhibits are hereby incorporated by reference into this Current Report on Form 8-K.
Item 8.01.  Other Events.

As previously reported, Pebblebrook and LaSalle Hotel Properties jointly announced on September 6, 2018 that they entered into the Merger Agreement on September 6, 2018.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*
Waiver Agreement, dated September 5, 2018, between Pebblebrook Hotel Trust (the “Registrant”) and Jon E. Bortz (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 7, 2018 (File No. 001‑34571)).

10.2*
Waiver Agreement, dated September 5, 2018, between the Registrant and Raymond D. Martz (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 7, 2018 (File No. 001‑34571)).

10.3*
Waiver Agreement, dated September 5, 2018, between the Registrant and Thomas C. Fisher (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 7, 2018 (File No. 001‑34571)).

___________________________

*	Management agreement or compensatory plan or arrangement.

Additional Information about the Proposed Merger Transaction and Where to Find It
This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of September 6, 2018, by and among Pebblebrook, the Operating Partnership, Merger Sub, Merger OP, LaSalle and LaSalle Hotel OP. In connection with the proposed merger transaction, Pebblebrook expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Pebblebrook and LaSalle that also constitutes a prospectus of Pebblebrook, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Pebblebrook shareholders and LaSalle shareholders when it becomes available. Pebblebrook and LaSalle also plan to file other relevant documents with the SEC regarding the proposed merger transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by Pebblebrook or LaSalle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Pebblebrook with the SEC will be available free of charge on Pebblebrook’s website at www.pebblebrookhotels.com or by contacting Pebblebrook’s Investor Relations at (240) 507-1330. Copies of the documents filed by LaSalle with the SEC will be available free of charge on LaSalle’s website at www.lasallehotels.com or by contacting LaSalle’s Investor Relations at (301) 941-1500.
Certain Information Regarding Participants
Pebblebrook and LaSalle and their respective trustees, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about Pebblebrook’s executive officers and trustees in Pebblebrook’s definitive proxy statement filed with the SEC on April 27, 2018 in connection with Pebblebrook’s 2018 annual meeting of shareholders. You can find information about LaSalle’s executive officers and directors in LaSalle’s definitive proxy statement filed with the SEC on July 30, 2018 in connection with its 2018 special meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Pebblebrook or LaSalle using the sources indicated above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this communication that are not in the present or past tense or that discuss the expectations of Pebblebrook and/or LaSalle are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Pebblebrook and LaSalle operate and beliefs of and assumptions made by Pebblebrook management and LaSalle management, involve uncertainties that could significantly affect the financial results of Pebblebrook or LaSalle or the combined company. Pebblebrook and LaSalle intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the

Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” and variations of such words and similar expressions are intended to identify such forward looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger transaction, including future financial and operating results, the attractiveness of the value to be received by LaSalle shareholders, the attractiveness of the value to be received by Pebblebrook and the combined company’s plans, objectives, expectations and intentions and descriptions relating to these expectations.
All statements that address operating performance, events or developments that Pebblebrook and LaSalle expect or anticipate will occur in the future - including statements relating to expected synergies, improved liquidity and balance sheet strength - are forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Pebblebrook and LaSalle believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Pebblebrook and LaSalle can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against the companies and others related to the proposed merger transaction, (ii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction, (iii) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (iv) increased or unanticipated competition for the companies’ properties, (v) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vi) the availability and terms of financing and capital and the general volatility of securities markets, (vii) the companies’ respective dependence on third-party managers of their respective hotels, including their inability to implement strategic business decisions directly, (viii) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (ix) the possible failure of the companies to maintain their respective qualifications as a REIT and the risk of changes in laws affecting REITs, (x) the possibility of uninsured losses, (xi) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xii) the risk of a material failure, inadequacy, interruption or security failure of the companies’ or their respective hotel managers’ information technology networks and systems, (xiii) risks associated with achieving expected revenue synergies or cost savings, (xiv) risks associated with the companies’ ability to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, and (xv) those additional risks and factors discussed in reports filed with the SEC by Pebblebrook and LaSalle from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Pebblebrook nor LaSalle undertakes any duty to update any forward-looking statements appearing in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

September 10, 2018	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary